UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2020

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Highbridge Loan Agreement

On April 21, 2020, Senseonics Holdings, Inc. (the “Company”) and Senseonics, Incorporated, a wholly-owned subsidiary of the Company (together with the Company, “Senseonics”) entered into a Loan and Security Agreement (the “Highbridge Loan Agreement”) with certain funds managed by Highbridge Capital Management, LLC (“Highbridge”), as the lenders (together with the other lenders from time to time party thereto, the “Lenders”) and Wilmington Savings Fund Society, SCB, as collateral agent.

Pursuant to the Highbridge Loan Agreement, the Company may borrow up to an aggregate of $20.0 million in aggregate principal through the issuance and sale of First Lien Secured Notes due October 2021 (the “First Lien Notes”). The first tranche of borrowing, in which the Company will issue and sell First Lien Notes in the aggregate principal amount of $15.0 million, is expected to close on or about April 24, 2020 (the “Closing Date”), subject to customary closing conditions. Under the terms of the Highbridge Loan Agreement, the Company may issue up to an additional $5.0 million in aggregate principal amount of First Lien Notes in a subsequent closing, conditioned upon the effectiveness of the registration statement described below. In connection with the Highbridge Loan Agreement, the Company has also agreed to issue 1,500,000 shares of common stock of the Company, $0.001 par value per share (“Common Stock”) to the Lenders as a commitment fee (the “Commitment Fee Shares”) on the Closing Date. The Company expects to use the proceeds of the First Lien Notes for working capital and general corporate purposes.

The First Lien Notes are secured, senior obligations of Senseonics Interest in cash at the annual rate of 12% or, at the Company’s option, payment in kind at an annual rate of 13%, on the First Lien Notes will be payable monthly in arrears. The maturity date for the First Lien Notes will be October 24, 2021 (the “First Lien Maturity Date”), unless earlier repurchased, redeemed or converted in accordance with their terms. The obligations under the First Lien Notes are secured by substantially all assets of Senseonics.

The Company will have the right to prepay the First Lien Notes at any time, subject to a prepayment premium, which in certain circumstances the Company may elect to pay in common stock, equal to the aggregate amount of interest payments through maturity. However, if the date of payment in cash of such prepayment premium is on or before August 22, 2020, the prepayment premium will be reduced by 25%.

Subject to certain conditions, if the Company retains or reinvests proceeds of an asset sale pursuant to the asset sale prepayment provisions in the Highbridge Loan Agreement, the Lenders shall be entitled to convert First Lien Notes and Holders (defined below) shall be entitled to convert Second Lien Notes in aggregate combined principal amount equal to 45% of such net proceeds retained or reinvested (together with any applicable prepayment premium) to Common Stock at a price per share equal to 90% of the greater of (i) the daily volume weighted average of the price per share of the Common Stock, on the conversion date, or if the conversion date is not a trading date, the trading day immediately prior to the conversion date and (ii) $0.57 per share. This conversion option has a daily limit of $1,000,000 in aggregate converted principal (inclusive of principal amount of Second Lien Notes that are voluntarily converted by the Holders).

From and after a Strategic Transaction Announcement (as defined in the form of First Lien Note), the Company may elect to convert up to $9,375,000 in aggregate principal of the First Lien Notes to Common Stock at a price per share equal to 90% of the greater of (i) the daily volume weighted average of the price per share of the Common Stock, on the conversion date, or if the conversion date is not a trading date, the trading day immediately prior to the conversion date and (ii) $0.57 per share of Common Stock. This conversion option has a daily limit of $300,000 in aggregate converted principal. If the Company or the Lenders elect to convert any of the First Lien Notes, the amount converted will be equal to the principal and unpaid accrued interest plus the applicable prepayment premium.

The Highbridge Loan Agreement contains customary terms and covenants, including without limitation: financial covenants, such as operating within an approved budget and maintaining a minimum cash balance; and negative covenants, such as limitations on indebtedness, liens, mergers, asset transfers, certain investing activities and other matters customarily restricted in such agreements. Most of these restrictions are subject to certain minimum thresholds and exceptions. The Highbridge Loan Agreement also contains customary events of default, after which the First Lien Notes may be due and payable immediately, including, without limitation, payment defaults, material inaccuracy of representations and warranties, covenant defaults, material adverse changes, bankruptcy and insolvency proceedings, cross-defaults to certain other agreements, judgments against us, and change of control, termination of any guaranty, governmental approvals, and lien priority.

Exchange Agreement with Highbridge

In addition, on April 21, 2020 the Company entered into a Note Purchase and Exchange Agreement (the “Exchange Agreement”) with certain funds managed by Highbridge providing for the exchange (the “Exchange”) of $24.0 million aggregate principal amount of the Company’s outstanding 5.25% Senior Convertible Notes due 2025 (the “2025 Notes”) for (i) $15,675,000 aggregate principal amount of newly issued Second Lien Secured Notes due January 2022 (the “Second Lien Notes” and, together with the First Lien Notes, the “Senior Notes”), (ii) 11,026,086 shares of Common Stock, (iii) warrants (the “Warrants”) to purchase up to 4,500,000 shares of Common Stock at an exercise price of $0.66 per share, and (iv) $346,500 in accrued and unpaid interest on the 2025 Notes being exchanged.  The Exchange is expected to close on or about April 24, 2020, subject to customary closing conditions. The Warrants may be exercised in cash or on a cashless basis at any time through the three year anniversary of the issuance date. The Exchange is being made in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The Second Lien Notes are secured, senior obligations of Senseonics, junior only to the First Lien Notes. Interest in cash at the annual rate of 7.5% or, at the Company’s option, payment in kind at an annual rate of 8.25%, on the Second Lien Notes will be payable monthly in arrears. The maturity date for the Second Lien Notes will be January 24, 2022 (the “Second Lien Maturity Date”), unless earlier repurchased, redeemed or converted in accordance with their terms. The obligations under the Second Lien Notes are secured by substantially all assets of Senseonics.

The Company will have the right to prepay the Second Lien Notes at any time, subject to a prepayment premium, which in certain circumstances the Company may elect to pay in common stock, equal to the aggregate amount of interest payments through maturity. However, if the date of payment in cash of such prepayment premium is on or before August 22, 2020, the prepayment premium will be reduced by 25%.

The holders of the Second Lien Notes (the “Holders”) will have the right to convert up to $7,000,000 aggregate principal of the Second Lien Notes (together with any applicable prepayment premium) to Common Stock at a price per share equal to 90% of the greater of (i) the daily volume weighted average of the price per share of the Common Stock, on the conversion date, or if the conversion date is not a trading date, the trading day immediately prior to the conversion date and (ii) $0.57 per share. This conversion option has a daily limit of $1,000,000 in aggregate converted principal (inclusive of principal amount of First Lien Notes that are voluntarily converted by the Lenders). Subject to certain conditions, if the Company retains or reinvests proceeds of an asset sale pursuant to the Asset Sale Prepayment Provisions in the Exchange Agreement, the Holders shall be entitled to convert additional Second Lien Notes and the Lenders shall be entitled to convert First Lien Notes in aggregate combined principal amount equal to 45% of such net proceeds retained or reinvested (together with any applicable prepayment premium).

From and after a Strategic Transaction Announcement, the Company may elect to convert up to $8,675,000 in aggregate principal of the Second Lien Notes to Common Stock at a price per share equal to 90% of the greater of (i) the daily volume weighted average of the price per share of the Common Stock, on the conversion date, or if the conversion date is not a trading date, the trading day immediately prior to the conversion date and (ii) $0.57 per share. This conversion option has a daily limit of $300,000 in aggregate converted principal. If the Company or the Holders elect to convert any of the Second Lien Notes, the amount converted will be equal to the principal and unpaid accrued interest plus the applicable premium.

The Exchange Agreement contains customary terms and covenants, including without limitation: financial covenants, such as maintaining a minimum cash balance; and negative covenants, such as limitations on indebtedness, liens, mergers, asset transfers, certain investing activities and other matters customarily restricted in such agreements. Most of these restrictions are subject to certain minimum thresholds and exceptions. The Exchange Agreement also contains customary events of default, after which the Second Lien Notes may be due and payable immediately, without limitation, payment defaults, material inaccuracy of representations and warranties, covenant defaults, material adverse changes, bankruptcy and insolvency proceedings, cross-defaults to certain other agreements, judgments against us, and change of control, termination of any guaranty, governmental approvals, and lien priority.

Stockholder Approval

The Company may not issue shares of its Common Stock, net of the 18,181,818 shares underlying the 2025 Notes exchanged in the Exchange, in excess of 19.99% of the Common Stock outstanding on April 21, 2020; this restriction is subject to removal upon approval by stockholders of the Company (the “Stockholder Approval”). The Company intends to seek the Stockholder Approval at the Company’s 2020 Annual Meeting of Stockholders.

Registration Rights Agreements

In connection with the entry into the Highbridge Loan Agreement and the Exchange Agreement, the Company has agreed, subject to the terms and conditions of two registration rights agreements, to register the resale of the Commitment Fee Shares, any shares issuable upon conversion or exchange of the Senior Notes and shares issuable upon exercise of the Warrants, pursuant to a registration statement on Form S-3 to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Pursuant to the registration rights agreements, the Company has agreed to file no later than April 29, 2020, and to have declared effective no later than 45 days thereafter, such registration statement on Form S-3. The registration rights agreements contains customary other terms, conditions and other provisions.

The Company will pay additional interest on the Senior Notes and the shares of common stock issued upon conversion of the Senior Notes if the resale documents are not timely filed or made effective or if the resale documents are unavailable for periods in excess of those permitted. Such additional interest will accrue until the date prior to the day the default is cured at a rate per year equal to an annual rate of 0.50% of the aggregate principal amount of such Senior Notes outstanding (or the principal amount of such Senior Notes converted into Common Stock) for the first 90 days following the default and (ii) thereafter will increase by an annual rate of 0.50% during each subsequent 90-day period of the aggregate principal amount of such Senior Notes outstanding up to an aggregate increase of 2.0%.

The foregoing descriptions in this Current Report on Form 8-K of the material terms of the Highbridge Loan Agreement, the Exchange, the First Lien Notes, the Second Lien Notes, the registration rights agreements and the Warrants do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety to the Highbridge Loan Agreement, the Exchange Agreement, the form of First Lien Note, the form of Second Lien Note, the form of Warrant, and the Registration Rights Agreements, which the Company expects to file as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the securities described herein and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. The offer and sale of the First Lien Notes and the Commitment Fee Shares and the issuance of the Second Lien Notes, common stock and the Warrants in the Exchange, as well as the shares of common stock issuable upon conversion of the Senior Notes and exercise of the Warrants, if any, will not be registered under the Securities Act or any state securities laws, and unless so registered, the Senior Notes, the Warrants and such shares may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated by reference into this Item 3.02.

Forward Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the use of proceeds from the First Lien Notes, the potential borrowing of additional amounts through the issuance of additional First Lien Notes, the Company’s potential entry into a strategic transaction and the future conversion or repayment of the Senior Notes, the Company’s intentions regarding the use of proceeds from the First Lien Notes, the potential receipt of the Stockholder Approval, and other statements containing the words “believe,” “expect,” “intend,” “may,” “projects,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, the uncertain outcome, impact, timing, effects and results of the Company’s exploration of strategic alternatives, the ability of the Company to enter into or consummate a strategic transaction with a third party, the uncertainty of receiving the Stockholder Approval, uncertainties in the development and regulatory approval processes, effects of the COVID-19 pandemic, uncertainties concerning the development of medical devices and such other factors as are set forth in the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 16, 2020 and the Company’s other filings with the SEC under the heading “Risk Factors.” In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2020	SENSEONICS HOLDINGS, INC.

	By:	/s/ Nick Tressler
	Name:	Nick Tressler
	Title:	Chief Financial Officer